Fixed Income Investor Presentation September 2019[Month] [Day], 2019Year-End 2021 Earnings Presentation cshares, Inc. Exhibit 99.2

2 Certain statements in this presentation which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements about the benefits of the proposed merger of Allegiance and CBTX, including future financial and operating results (including the anticipated impact of the transaction on Allegiance’s and CBTX’s respective earnings and book value), statements related to the expected timing of the completion of the merger, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology. All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Allegiance or CBTX to differ materially from any results expressed or implied by such forward-looking statements. Forward-Looking Statements and Non-GAAP Financial Measures Information about the Merger and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, CBTX has filed a registration statement on Form S-4 with the SEC to register the shares of CBTX common stock that will be issued to Allegiance shareholders in connection with the merger. The registration statement includes a joint proxy statement/prospectus. The Form S-4 has not yet become effective. After the Form S-4 is effective, a definitive joint proxy statement/prospectus will be sent to the shareholders of CBTX and Allegiance seeking their approval of the proposed merger. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ALLEGIANCE, CBTX AND THE PROPOSED MERGER. Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC by Allegiance or CBTX through the website maintained by the SEC at https:///www.sec.gov. Documents filed with the SEC by CBTX will be available free of charge by accessing the CBTX’s website at www.communitybankoftx.com under the heading “Investor Relations” or, alternatively, by directing a request by mail or telephone to CBTX, Inc., 9 Greenway Plaza, Suite 110, Houston, Texas 77046, Attn: Investor Relations, 713-210-7600, and documents filed with the SEC by Allegiance will be available free of charge by accessing Allegiance’s website at www.allegiancebank.com under the heading “Investor Relations” or, alternatively, by directing a request by mail or telephone to Allegiance Bancshares, Inc., 8847 West Sam Houston Parkway, N., Suite 200, Houston, Texas 77040, 281-894-3200. Participants in the Solicitation CBTX, Allegiance and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CBTX and Allegiance in connection with the proposed merger. Certain information regarding the interests of these participants and a description of their direct or indirect interests, by security holdings or otherwise, are included in the joint proxy statement/prospectus regarding the proposed merger. Additional information about the directors and executive officers of Allegiance and their ownership of Allegiance’s common stock is set forth in Allegiance’s proxy statement for its annual meeting of shareholders, filed with the SEC on March 10, 2021. Additional information about the directors and executive officers of CBTX and their ownership of CBTX’s common stock is set forth in CBTX’s proxy statement for its annual meeting of shareholders, filed with the SEC on April 14, 2021. These documents can be obtained free of charge from the sources described above. Such factors include, among others: (1) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized; (2) disruption to the parties’ businesses as a result of the announcement and pendency of the merger; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (4) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (5) the failure to obtain the necessary approvals by the shareholders of Allegiance or CBTX; (6) the amount of the costs, fees, expenses and charges related to the merger; (7) the ability by each of Allegiance and CBTX to obtain required governmental approvals of the merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (8) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the merger; (9) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the merger; (10) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (11) the dilution caused by CBTX’s issuance of additional shares of its common stock in the merger; (12) general competitive, economic, political and market conditions; (13) the costs, effects and results of regulatory examinations, investigations, including the ongoing investigation by the Financial Crimes Enforcement Network of the U.S. Department of Treasury, or FinCEN, of CBTX or the ability of CBTX to obtain required regulatory approvals; (14) the possible results and amount of civil money penalties related to such FinCEN investigation and CBTX’s BSA/AML program; and (15) other factors that may affect future results of CBTX and Allegiance including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Board of Governors of the Federal Reserve System and Office of the Comptroller of the Currency and legislative and regulatory actions and reforms. Additionally, the impact of the COVID-19 pandemic continues to evolve and its future effects on Allegiance are difficult to predict. Additional factors which could affect future results of Allegiance and CBTX can be found in Allegiance’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the Current Reports on Form 8-K, and CBTX’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at https://www.sec.gov. Allegiance and CBTX disclaim any obligation and do not intend to update or revise any forward- looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. GAAP Reconciliation of Non-GAAP Financial Measures We use certain non-GAAP financial measures to evaluate our performance. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. Specifically, we review return on average tangible common equity, the ratio of tangible equity to tangible assets and adjusted net interest margin on a tax equivalent basis for internal planning and forecasting purposes. We have included in this presentation information relating to these non-GAAP financial measures for the applicable periods presented. These non-GAAP measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which we calculate these non-GAAP financial measures may differ from that of other companies reporting measures with similar names. A reconciliation of the non-GAAP financial measures is in the appendix.

Allegiance Bancshares, Inc. Overview

Franchise Footprint

Holding Company for Allegiance Bank; Headquartered in Houston, Texas



Beaumont
Houston
Galveston
45
10
ABTX Branch Locations (27)
Houston-The Woodlands-Sugar Land MSA
Beaumont-Port Arthur MSA

Company Overview

Providing full-service banking services for small- to medium-sized businesses

Operational History

- **27 full-service banking locations (at December 31, 2021)**
  - 26 in the Houston-The Woodlands-Sugar Land MSA
  - 1 in the Beaumont-Port Arthur MSA, just outside of Houston
- **Since opening in 2007, we have completed three whole bank acquisitions and one branch transaction:**
  - 2019: LoweryBank branch acquisition with $45.0 million in loans and $16.0 million in deposits
  - 2018: Post Oak Bank, N.A. (Post Oak Bancshares, Inc.) with $1.5 billion in total assets
  - 2015: Enterprise Bank (F&M Bancshares, Inc.) with $569.7 million in total assets
  - 2013: Independence Bank, N.A. with $222.1 million in total assets

Financial Highlights

	($ in millions)	12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017
Balance Sheet	Total Assets	$ 7,105.0	$ 6,050.1	$ 4,992.7	$ 4,655.2	$ 2,860.2
	Total Loans	4,220.5	4,491.8	3,915.3	3,708.3	2,270.9
	Total Deposits	6,047.6	4,988.5	4,068.1	3,662.5	2,214.0
	Total Equity	816.5	758.7	709.9	703.0	306.9
Capital, Credit & Profitability	Loans/Deposits	69.79%	90.04%	96.24%	101.25%	102.57%
	NPAs/Assets	0.34%	0.63%	0.74%	0.72%	0.49%
	TCE/TA(1)	8.42%	8.90%	9.78%	10.29%	9.38%
	NIM (tax equivalent)(2)	3.90%	4.08%	4.22%	4.27%	4.34%
	ROAA(2)	1.24%	0.81%	1.10%	1.11%	0.65%
	ROATCE(2)	14.93%	9.33%	11.50%	11.20%	6.93%

(1) Please refer to the non-GAAP reconciliation in the appendix

AllegianceBancshares, Inc.
3

4 Financial Highlights – 2021  Assets of $7.10 billion, loans of $4.22 billion, deposits of $6.05 billion and shareholder's equity of $816.5 million at December 31, 2021 • Deposit growth of $1.06 billion, or 21.2%, from the year 2020 • Asset growth of $1.05 billion, or 17.4%, from the year 2020 • Funded over $1.08 billion in PPP loans in 2020 and 2021 Balance Sheet Growth  Record net income of $81.6 million for the year 2021 compared to $45.5 million for the year 2020  2021 earnings were impacted by: • Net interest income growth of $25.9 million, or 12.8%, from the year 2020 • $2.3 million recapture of provision for credit losses compared to a provision for credit losses of $27.4 million in the year 2020  Diluted EPS of $4.01 translated into an annualized return on average assets and average tangible equity(1) of 1.24% and 14.93%, respectively Profitability Net Interest Income and Margin  Net interest income increased to $228.6 million for year 2021 compared to $202.7 million for the year 2020 • PPP fees of $26.6 million recognized in the year 2021 compared to $11.0 million in the year 2020 • Cost of interest-bearing liabilities decreased to 0.66% for the year 2021 from 1.19% for the year 2020 Recognitions and Awards  Recognized as Houston’s Top Workplaces by the Houston Chronicle for the 12th consecutive year. Allegiance Bank ranked no. 3 in the large companies category and are one of only three companies to have been on the list of Houston’s Top Workplaces for eleven consecutive years _____________________ (1) Please refer to the non-GAAP reconciliation in the appendix.

5 Announced Merger of Equals with CBTX, Inc. Creates a premier Texas financial institution by combining two of the largest Houston-focused banks Generates significant shareholder value through materially enhanced metrics True merger-of-equals – combined management team and equal board contribution Complementary branch network, with meaningful overlap to support cost savings Shared vision, community focus, and commitment to clients and employees HOUSTON REGION Houston-The Woodlands-Sugar Land and Beaumont-Port Arthur MSAs ABTX BRANCH (27) CBTX BRANCH (34) DALLAS AUSTIN SAN ANTONIO HOUSTON BEAUMONT Highlights

6 $2.2 $3.3 $3.5 $3.6 $5.5 $6.3 $6.3 $6.5 $6.8 $8.0 $8.7 $13.8 $16.1 Truist CHARLIE Texas Capital Comerica ALPHA Woodforest BancorpSouth Prosperity Capital One Frost PRO FORMA Zions PNC BofA Wells Fargo JPMorgan RANKED #6 PRO FORMA IN HOUSTON REGION (1) MARKET SHARE HOUSTON REGION Houston-The Woodlands-Sugar Land and Beaumont-Port Arthur MSAs HOUSTON REGION (1) MARKET SHARE PRO F R Allegiance CBTX BRANCHES Company Houston Region(1) Total CBTX 26 34 Allegiance 27 27 $156.5 $33.2 $26.9 Cadence Deposits ($B) ______________ Source: S&P Capital IQ Pro // Note: Deposit market share based on FDIC data as of June 30, 2021; Pro forma represents deposits in the Houston Region as of June 30, 2021 on a combined basis (1) By cumulative deposit market share ranking in the Houston-The Woodlands-Sugar Land and Beaumont-Port Arthur MSAs Pending MOE Poised to Create Largest Deposit Market Share of any Texas-Based Bank in the Houston Region

Allegiance - Deposit Market Share - Houston-The Woodlands-Sugar Land MSA

Institution (ST)	2021 Rank	2020 Rank	2021 Number of Branches	2021 Total Deposits In Market ($000)[1]	2021 Total Market Share (%)	2021 % of Company Deposits	2020 Total Deposits In Market ($000)[1]	2020 Total Market Share (%)	Size Profile[1]
Houston-The Woodlands-Sugar Land, TX									
JPMorgan Chase & Co. (NY)	1	1	176	$ 155,894,884	47.11	7.75	$ 144,957,958	48.45	>$1T
Wells Fargo & Co. (CA)	2	2	164	34,160,426	10.32	2.30	27,057,129	9.04	>$1T
Bank of America Corporation (NC)	3	3	112	26,436,694	7.99	1.41	23,787,159	7.95	>$1T
The PNC Finl Svcs Grp (PA)	4	4	86	14,991,787	4.53	3.33	16,073,270	5.37	>$500B
Zions Bancorp. NA (UT)	5	5	59	13,834,338	4.18	18.18	11,527,801	3.85	>$80B
Cullen/Frost Bankers Inc. (TX)	6	6	53	8,033,612	2.43	20.49	6,022,935	2.01	>$40B
Prosperity Bancshares Inc. (TX)	7	8	58	6,444,413	1.95	22.07	5,635,177	1.88	>$30B
Woodforest Financial Grp Inc. (TX)	8	10	105	6,280,274	1.90	72.01	5,349,523	1.79	>$9B
Capital One Financial Corp. (VA)	9	9	22	6,243,102	1.89	2.03	5,463,024	1.83	>$400B
Cadence Bancorp. (TX)	10	7	11	5,540,508	1.67	34.44	5,747,768	1.92	>$15B
Allegiance Bancshares Inc. (TX)	**11**	**11**	**26**	**5,215,366**	**1.58**	**95.53**	**4,568,351**	**1.53**	**~$6.5B**
Comerica Inc. (TX)	12	12	49	3,554,038	1.07	4.65	3,457,262	1.16	>$80B
Texas Capital Bancshares Inc. (TX)	13	13	2	3,543,956	1.07	12.10	3,037,992	1.02	>$30B
Truist Financial Corp. (NC)	14	15	21	2,197,317	0.66	0.53	1,870,728	0.63	>$500B
BOK Financial Corp. (OK)	15	16	11	2,127,591	0.64	5.65	1,802,005	0.60	>$40B
CBTX Inc. (TX)	16	14	17	1,917,457	0.58	55.61	1,923,017	0.64	>$40B
Regions Financial Corp. (AL)	17	18	52	1,830,098	0.55	1.38	1,692,428	0.57	>$100B
Veritex Holdings Inc. (TX)	18	17	11	1,801,212	0.54	25.39	1,694,437	0.57	>$9B
Independent Bk Group Inc. (TX)	19	19	13	1,791,921	0.54	11.89	1,585,009	0.53	>$15B
First Horizon Corp. (TN)	20	20	7	1,700,009	0.51	2.29	1,533,609	0.51	>$80B
Total For Institutions In Market			**1,404**	**$ 330,888,412**			**$ 299,201,648**		

Source: S&P Global Intelligence as of June 30, 2021.
(1) As of June 30 of the year shown, on a pro forma basis reflecting any announced acquisition.

AllegianceBancshares, Inc.

7

8 Historical Balance Sheet Growth Total LoansTotal Assets Total EquityTotal Deposits _____________________ Note: Dollars in millions. (1) Includes $1.50 billion in assets acquired on October 1, 2018. (2) Includes $1.16 billion of acquired loans at fair value on October 1, 2018. (3) Includes $1.29 billion of acquired deposits on October 1, 2018. (4) Includes $45.0 million of loans acquired on February 1, 2019. (5) Includes $16.0 million of deposits acquired on February 1, 2019. $2,451 $2,860 $4,655 $4,993 $6,050 $7,105 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2016 2017 2018 2019 2020 2021 Assets Acquired Assets (1) (4) $1,892 $2,271 $3,708 $3,915 $4,492 $4,220 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2016 2017 2018 2019 2020 2021 Loans Acquired Loans (2) (4) $1,870 $2,214 $3,663 $4,068 $4,988 $6,048 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2016 2017 2018 2019 2020 2021 Deposits Acquired Deposits (3) (5) $280 $307 $703 $710 $759 $816 $0 $200 $400 $600 $800 2016 2017 2018 2019 2020 2021

9 $9.0 $15.8 $22.9 $17.6 $37.3 $53.0 $45.5 $81.6 $1.26 $1.43 $1.75 $1.31 $2.37 $2.47 $2.22 $4.01 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2014 2015 2016 2017 2018 2019 2020 2021 Ea rn in gs p er S ha re ($ ) Ne t I nc om e Net Income Earnings per Share (Diluted) 46.834 80.166 $89.9 $103.7 $128.6 $179.5 $202.7 $228.6 4.31 4.68 4.37% 4.34% 4.27% 4.22% 4.08% 3.90% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 $220.0 $240.0 2014 2015 2016 2017 2018 2019 2020 2021 Ne t I nt er es t M ar gi n (T ax E qu iv al en t) Ne t I nt er es t I nc om e Net Interest Income Net Interest Margin (TE) Earnings Performance Net Interest Income and Net Interest MarginNet Income and Earnings per Share _____________________ Note: Dollars in millions, except per share numbers. (1) Includes a one-time gain from sale of branches of $1.3 million (after-tax). (2) Includes $1.8 million and $1.7 million of core system conversion and acquisition and merger-related expenses, respectively, and $3.1 million of acquisition accounting adjustments. (3) Includes $9.6 million of acquisition accounting adjustments, $1.4 million of pre-tax severance expense and a $1.1 million FDIC Small Bank Assessment Credit. (1) (2) (3) (4) Includes $3.1 million of acquisition accounting adjustments. (5) Includes $9.6 million of acquisition accounting adjustments. (4) (5)

Earnings Performance, continued

Return on Average Assets



0.60% 0.65% 0.78% 0.75% 0.81% 0.98% 0.65% 1.11% 1.10% 0.81% 1.24%
2011 2012 2013 2014 2015 2016(2) 2017 2018(3)(4) 2019(5) 2020 2021

Return on Average Tangible Equity(1)



6.30% 7.38% 9.22% 8.70% 9.52% 9.96% 6.93% 11.20% 11.50% 9.33% 14.93%
2011 2012 2013 2014 2015 2016 2017 2018 2019(5) 2020 2021

Efficiency Ratio(6)



74.4% 69.0% 69.2% 67.8% 65.3% 62.3% 63.9% 63.7% 63.0% 60.6% 58.9%
2011 2012 2013 2014 2015 2016(2) 2017 2018(3)(4) 2019(5) 2020 2021

Noninterest Expense to Average Assets



3.26% 2.99% 2.82% 2.80% 2.83% 2.53% 2.59% 2.58% 2.50% 2.26% 2.13%
2011 2012 2013 2014 2015 2016 2017 2018 2019(3) 2020 2021

(1) Please refer to the non-GAAP reconciliation in the appendix.
(2) Includes a one-time gain from sale of branches of $1.3 million (after-tax).
(3) Includes $1.8 million and $1.7 million of core system conversion and merger-related expenses, respectively.
(4) Includes $3.1 million of acquisition accounting adjustments.
(5) Includes $9.6 million of acquisition accounting adjustments, $1.3 million of acquisition and merger related expenses, $1.4 million of pre-tax severance expense, $1.1 million FDIC Small Bank Assessment Credit, $1.5 million of gain on sales of securities offset by $572 thousand of prepayment penalties and $376 thousand of SBIC income
(6) Represents total noninterest expense divided by the sum of net interest income plus noninterest income, excluding net gains and losses on the sale of loans, securities and assets. Additionally, taxes and provision for loan losses are not part of this calculation.

AllegianceBancshares, Inc.
10

11 5.09% 5.15% 5.09% 5.32% 5.32% 5.11% 5.06% 5.07% 5.00% 4.95% 0.49% 0.41% 0.32% 0.28% 0.25% 0.00% 0.50% 1.00% 1.50% 2020Q4 2021Q1 2021Q2 2021Q3 2021Q4 4.00% 4.50% 5.00% 5.50% 6.00% Co st of D ep os its Yi eld o n Lo an s Yield on Loans Yield on Loans (excl. PPP) Cost of Deposits 4.14% 4.19% 4.02% 3.90% 3.57% 2020Q4 2021Q1 2021Q2 2021Q3 2021Q4 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% Net Interest Margin (TE) Yields and Cost Analysis Net Interest Margin(1)Loan Portfolio Reported Yields and Total Deposit Costs _____________________ (1) Annualized for each respective quarter (1) (1)

12 Common Equity Tier 1 RatioTangible Equity / Tangible Assets(1) Total Risk-Based RatioTier 1 Risk-Based Ratio Capital Position – Allegiance Bancshares, Inc. _____________________ (1) Please refer to the non-GAAP reconciliation in the appendix. 9.82% 9.38% 10.29% 9.78% 8.90% 8.42% 2016 2017 2018 2019 2020 2021 11.30% 10.54% 11.76% 11.42% 11.80% 12.47% 2016 2017 2018 2019 2020 2021 12.57% 13.43% 13.70% 14.83% 15.71% 16.08% 2016 2017 2018 2019 2020 2021 11.73% 10.92% 12.01% 11.66% 12.04% 12.69% 2016 2017 2018 2019 2020 2021

13 Deposit Composition and Growth Deposit Growth TrendDeposit Composition _____________________ Note: Dollars in millions. As of the quarter ended December 31, 2021. Certificates and Other Time 21.3% Noninterest-bearing 37.1% Interest- bearing Demand 14.4% Money Market and Savings 27.2% Deposit Category ($) (%) Noninterest-bearing $ 2,243.1 37.1% Interest-bearing Demand 870.0 14.4% Money Market and Savings 1,643.7 27.2% Certificates and Other Time 1,290.8 21.3% Total $ 6,047.6 100.0% $1,870 $2,214 $3,663 $4,068 $4,988 $6,048 31.7% 30.9% 33.0% 30.8% 34.2% 37.1% 0.0% 10.0% 20.0% 30.0% 40.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2016 2017 2018 2019 2020 2021 No ni nt er es t-b ea rin g D ep os its to To ta l D ep os its De po sit s Deposits Noninterest-bearing (%)

Loan Portfolio Composition

Total Loan Portfolio Composition

54.6% of CRE is Owner-Occupied



Residential Construction 2.8%
CRE C&D 10.4%
1-4 family residential 16.2%
CRE (incl. multifamily) 49.9%
C&I 16.4%
Consumer & Other 0.8%
Paycheck Protection Program (PPP) 3.5%

Loan Category	($)	(%)
C&I	$ 693.6	16.4%
Paycheck Protection Program (PPP)	145.9	3.5%
CRE (incl. multifamily)	2,104.6	49.9%
CRE C&D	439.1	10.4%
1-4 family residential	685.1	16.2%
Residential construction	117.9	2.8%
Consumer & Other	34.3	0.8%
Total	**$ 4,220.5**	**100.0%**

CRE (incl. multi-family) by Property Type



Hotel / Motel 4.9%
Restaurant / Bar 3.8%
Multi-Family 3.7%
Church Facility 3.6%
Service Center 2.9%
Day Care 2.5%
Rental / Investment 2.3%
Healthcare 2.2%
Mini Storage 2.1%
C-Store 12.8%
Industrial Warehouse 14.6%
Office 17.1%
Retail 18.0%
Other 9.5%

Property Type	($)	(%)
Retail	$ 380.0	18.0%
Office	359.0	17.1%
Industrial Warehouse	306.4	14.6%
C-Store	268.5	12.8%
Hotel / Motel	103.7	4.9%
Restaurant / Bar	79.6	3.8%
Multi-Family	77.7	3.7%
Church Facility	75.9	3.6%
Service Center	60.9	2.9%
Day Care	53.0	2.5%
Rental / Investment	48.7	2.3%
Healthcare	45.7	2.2%
Mini Storage	44.1	2.1%
Other[(1)]	201.4	9.5%
Total	**$ 2,104.6**	**100.0%**

CRE Construction by Property Type



Retail / Wholesale 5.6%
Industrial / Warehouse 4.1%
Mobile Home / RV Park 3.1%
Multi-Family 2.8%
Church Facility 2.7%
Unimproved Land 2.3%
Service Center 2.0%
Resi. Vacant Land-Future Constr. 9.0%
C-Store 6.6%
Office 5.4%
Vacant Land-Future Construction 21.4%
Vacant Land-Near Term 26.4%
Other 8.6%

Property Type	($)	(%)
Vacant Land-Near Term	$ 115.8	26.4%
Vacant Land-Future Construction	94.1	21.4%
Resi. Vacant Land-Future Constr.	39.7	9.0%
C-Store	29.2	6.6%
Retail / Wholesale	24.4	5.6%
Office	23.9	5.4%
Industrial / Warehouse	18.1	4.1%
Mobile Home / RV Park	13.4	3.1%
Multi-Family	12.2	2.8%
Church Facility	11.7	2.7%
Unimproved Land	9.9	2.3%
Service Center	8.9	2.0%
Other[(1)]	37.8	8.6%
Total	**$ 439.1**	**100.0%**

Note: Dollars in millions, unless otherwise noted. As of the year ended December 31, 2021.
(1) Includes classifications less than 2.0% of total composition.

AllegianceBancshares, Inc.
14

PPP Loan Success – Over $1.08 Billion Funded

- **Tremendous support to our customers and non-customers**
  - SBA Preferred Lender, Ranked #3 in PPP lending in Houston Region
  - Supported over 123,000 jobs
  - Approximately 4,000 new customers from the PPP effort
  - Customer retention program to retain our "new to bank" customers and expand "existing customer" relationships
- **Net fees from PPP programs amortized over the life of the loan**
  - Net fees recognized in the year ended 2021 of $26.6 million
  - Net fees recognized in the year ended 2020 of $11.0 million
  - Unamortized net fees of $4.9 million as of December 31, 2021

Total PPP Loan Composition


Commercial Construction 17.6%
Manufacturing 13.2%
Retail / Wholesale 9.5%
Restaurants / Bars 9.8%
Health Care / Social Assistance 7.6%
Real Estate, Rental, Leasing 4.2%
Oil and Gas 3.6%
Transportation 3.1%
Finance / Insurance 2.2%
Other(1) 5.5%
Services 23.7%

As of December 31, 2021

PPP Program	Number of Loans Funded	Amount of Loans Funded (in thousands)	Average Funded Loan Size (in thousands)	Weighted Average Fee	Amount of Funded Loans under $150,000 (in thousands)	Balance of Funded Loans (in thousands)
2020	6,334	$ 710,234	$ 112.1	3.32%	$ 340,314	$ 13,772
2021	3,708	374,594	$ 101.0	4.95%	120,510	132,170
Total	**10,042**	**$ 1,084,828**			**$ 460,824**	**$ 145,942**

(1) Includes classifications less than 2.0% of total composition.

AllegianceBancshares, Inc.

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16 Loan Deferral Composition as of December 31, 2021 _____________________ Note: Dollars in thousands. Loan Category Outstanding Loan Balance Loan Balance Percent Loan Balance Percent Loan Balance Percent Commercial and industrial 693,559$ 1,040$ 5.7% 69,754$ 9.8% 70,794$ 9.7% Paycheck Protection Program (PPP) 145,942 - 0.0% - 0.0% - 0.0% Real estate: Commercial real estate (including multi-family residential) 2,104,621 16,851 92.5% 539,043 76.1% 555,894 76.5% Commercial real estate construction and land developmen 439,125 95 0.5% 30,317 4.3% 30,412 4.2% 1-4 family residential (including home equity) 685,071 231 1.3% 67,944 9.6% 68,175 9.4% Residential construction 117,901 - 0.0% 737 0.1% 737 0.1% Consumer and other 34,267 - 0.0% 462 0.1% 462 0.1% Total loans 4,220,486$ 18,217$ 100.0% 708,257$ 100.0% 726,474$ 100.0% Inside of Deferral Period Outside of Deferral Period Total Loans That Have Had a Deferral

17 Allowance / Total LoansAllowance / Nonperforming Loans Net Charge-offs / Average LoansNonperforming Loans / Total Loans Strong Asset Quality 300.0% 121.0% 258.8% 259.0% 252.7% 107.3% 177.4% 79.9% 103.8% 184.0% 198.7% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1.20% 1.13% 0.80% 0.82% 0.78% 0.95% 1.04% 0.71% 0.75% 1.18% 1.14% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 0.02% 0.94% 0.31% 0.32% 0.31% 0.88% 0.59% 0.89% 0.72% 0.64% 0.57% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 0.25% 0.25% 0.02% 0.06% 0.06% 0.04% 0.36% 0.06% 0.07% 0.18% 0.05% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Appendix: Non-GAAP Reconciliation

Our management uses certain non-GAAP financial measures in its analysis of our performance:

- **"Tangible Shareholders' Equity"** is a non-GAAP measure generally used by financial analysts and investment bankers to evaluate financial institutions. Tangible shareholders' equity is defined as total shareholders' equity reduced by goodwill and core deposit intangibles, net of accumulated amortization. This measure is important to investors interested in changes from period to period in shareholders' equity, exclusive of changes in intangible assets. For tangible shareholders' equity, the most directly comparable financial measure calculated in accordance with GAAP is total shareholders' equity. Goodwill and other intangible assets have the effect of increasing total shareholders' equity while not increasing our tangible shareholders' equity.

- **"Tangible Equity to Tangible Assets"** is a non-GAAP measure generally used by financial analysts and investment bankers to evaluate financial institutions. Tangible equity to tangible assets is defined as total shareholders' equity reduced by goodwill and core deposit intangibles, net of accumulated amortization, divided by tangible assets, which are total assets reduced by goodwill and core deposit intangibles, net of accumulated amortization. This measure is important to investors interested in changes from period to period in equity and total assets, each exclusive of changes in intangible assets. For tangible equity to tangible assets, the most directly comparable financial measure calculated in accordance with GAAP is total shareholders' equity to total assets. Goodwill and other intangible assets have the effect of increasing both total shareholders' equity and assets while not increasing our tangible common equity or tangible assets.

	For the Years Ended December 31,				
	2017	2018	2019	2020	2021
Total Shareholders' Equity	$ 306,865	$ 702,984	$ 709,865	$ 758,669	$ 816,468
Less: Goodwill and Core Deposit Intangibles, net	42,663	249,712	245,518	241,596	238,300
Tangible Shareholders' Equity	$ 264,202	$ 453,272	$ 464,347	$ 517,073	$ 578,168
Total Assets	$ 2,860,231	$ 4,655,249	$ 4,992,654	$ 6,050,128	$ 7,104,954
Less: Goodwill and Core Deposit Intangibles, net	42,663	249,712	245,518	241,596	238,300
Tangible Assets	$ 2,817,568	$ 4,405,537	$ 4,747,136	$ 5,808,532	$ 6,866,654
Tangible Equity to Tangible Assets	**9.38%**	**10.29%**	**9.78%**	**8.90%**	**8.42%**

	For the Year Ended December 31,				
	2017	2018	2019	2020	2021
Net Income Attributable to Shareholders	$ 17,632	$ 37,309	$ 52,959	$ 45,534	$ 81,553
Average Shareholders' Equity	297,627	413,441	708,269	731,688	786,036
Less: Average Goodwill and Core Deposit Intangibles, net	43,050	80,384	247,854	243,513	239,916
Average Tangible Shareholders' Equity	$ 254,577	$ 333,057	$ 460,415	$ 488,175	$ 546,120
Return on Average Tangible Equity	**6.93%**	**11.20%**	**11.50%**	**9.33%**	**14.93%**

Note: Dollars in thousands.

AllegianceBancshares, Inc.

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